FSS2 P-1
                        SUPPLEMENT DATED OCTOBER 1, 2007
                               TO THE PROSPECTUS
                            DATED SEPTEMBER 1, 2007
                                       OF
                           FRANKLIN STRATEGIC SERIES
                     (Franklin Biotechnology Discovery Fund,
           Franklin Technology Fund, Franklin Global Health Care Fund,
                      Franklin Global Communications Fund,
                        Franklin Natural Resources Fund)

The prospectus is amended as follows:

For the Franklin Global Communications Fund, the portfolio manager line-up in the Management section on page 63 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

GRANT BOWERS Vice President of Advisers

Mr. Bowers has been a manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1993.

JOHN P. SCANDALIOS Vice President of Advisers

Mr. Scandalios has been a manager for the Fund since October 2007, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

               Please keep this supplement for future reference.